Subversive Decarbonization ETF
SCHEDULE OF INVESTMENTS (UNAUDITED)
December 31, 2022

	Shares	Value
COMMON STOCKS - 99.95%
Aerospace & Defense - 3.97%
BWX Technologies, Inc.	425	$24,684

Building Products - 5.93%
A O Smith Corp.	327	18,717
Advanced Drainage Systems, Inc.	222	18,197
		36,914
Chemicals - 9.01%
Albemarle Corp.	92	19,951
Livent Corp. (a)	883	17,545
Umicore SA (b)	2,030	18,554
		56,050
Electric Utilities - 16.39%
Iberdrola SA (b)	2,176	25,459
The Kansai Electric Power Co., Inc. (b)	2,803	27,317
NextEra Energy, Inc.	295	24,662
NRG Energy, Inc.	770	24,501
		101,939
Electrical Equipment - 6.89%
Generac Holdings, Inc. (a)	271	27,279
NuScale Power Corp. (a)	1,521	15,605
		42,884
Independent Power and Renewable Energy - 9.12%
RWE AG (b)	705	31,246
TransAlta Renewables, Inc. (b)	3,065	25,466
		56,712
Machinery - 13.95%
Cummins, Inc.	77	18,656
Evoqua Water Technologies Corp. (a)	463	18,335
IDEX Corp.	81	18,495
Pentair plc (b)	420	18,892
Watts Water Technologies, Inc.	85	12,430
		86,808
Metals & Mining - 13.66%
Carpenter Technology Corp.	404	14,924
Glencore plc (b)	1,384	18,435
MP Materials Corp. (a)	545	13,233
Sherritt International Corp. (b)	49,815	19,131
Vale SA (a)(b)	1,136	19,278
		85,001
Multi-Utilities - 7.07%
Consolidated Edison, Inc.	196	18,681
Public Service Enterprise Group, Inc.	413	25,305
		43,986
Oil, Gas & Consumable Fuel - 6.57%
Cameco Corp. (b)	1,129	25,594
Centrus Energy Corp. (a)	470	15,266
		40,860
Semiconductors & Semiconductor - 2.41%
ON Semiconductor Corp. (a)	240	14,969

Trading Companies & Distribution - 2.97%
Sumitomo Corp. (b)	1,106	18,506

Water Utilities - 2.01%
American Water Works Co., Inc.	82	12,498

Total Common Stocks
(Cost $624,416)		621,811
Total Investments
(Cost $624,416) - 99.95%		621,811
Other Assets In Excess Of Liabilities - 0.05%		340
Total Net Assets - 100.00%		$622,151

ADR - American Depositary Receipt
plc - Public Limited Company
(a) Non-income producing security
(b) Foreign Security

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Investment Valuation –
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy. Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Subversive Capital Advisor LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$621,811	$-	$-	$621,811
Total	$621,811	$-	$-	$621,811

As of the period ended December 31, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.